UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2006

VAXGEN, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE	0-26483	94-3236309
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer incorporation or Identification Number)

1000 MARINA BOULEVARD, SUITE 200, BRISBANE, CALIFORNIA 94005

(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code: (650) 624-1000

______________________________________________________________________

(Former name or former address, if changed since last report.)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1-REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

On May 5, 2006, VaxGen, Inc. (“the Company”) received a unilateral contract modification from the Department of Health and Human Services related to its contract no. HHS0100200500001C (“the SNS Contract”). The Company was awarded the SNS Contract in November 2004 to provide the United States government with up to 75 million doses of anthrax vaccine for civilian defense over a five year period. Pursuant to the SNS Contract, the Company was to provide 25 million doses of its recombinant Protective Antigen anthrax vaccine to the Strategic National Stockpile (“the SNS”) within two years of the award and a total of 75 million doses within three years. The contract modification extends the deadlines by which the Company is required to complete various milestones and imposes additional requirements for and on the clinical and non-clinical studies (milestones 10 and 11 in the contract modification) to be completed prior to the initiation of vaccine deliveries to the SNS. The Company is also required, under the modified contract, to initiate deliveries no later than November 2008.

This modification to the SNS Contract is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

SECTION 8-OTHER EVENTS

Item 8.01. Other Events.

On May 10, 2006, VaxGen, Inc. issued a press release entitled, “HHS Issues Contract Modification Confirming Commitment to Buy 75M Doses of VaxGen’s Anthrax Vaccine; Modification Imposes New Requirements that Delay Delivery; VaxGen Pursuing Financial Compensation”.

This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1

Modification #01 to Contract No. HHS0100200500001C, between the Department of Health and Human Services, Office of Research and Development Coordination and Office of Public Health Emergency Preparedness and VaxGen, Inc., dated May 5, 2006.*

* Confidential treatment requested. The redacted portions have been separately filed with the SEC as required by Rule 406 of Regulation C.

99.1

Press release dated May 10, 2006 entitled, “HHS Issues Contract Modification Confirming Commitment to Buy 75M Doses of VaxGen’s Anthrax Vaccine; Modification Imposes New Requirements that Delay Delivery; VaxGen Pursuing Financial Compensation”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc. (Registrant)

Dated: May 11, 2006	By: /s/ Matthew J. Pfeffer
Matthew J. Pfeffer
Senior Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Modification #01 to Contract No. HHS0100200500001C, between the Department of Health and Human Services, Office of Research and Development Coordination and Office of Public Health Emergency Preparedness and VaxGen, Inc., dated May 5, 2006.*

* Confidential treatment requested. The redacted portions have been separately filed with the SEC as required by Rule 406 of Regulation C.

99.1

Press release dated May 10, 2006 entitled, “HHS Issues Contract Modification Confirming Commitment to Buy 75M Doses of VaxGen’s Anthrax Vaccine; Modification Imposes New Requirements that Delay Delivery; VaxGen Pursuing Financial Compensation”.